SMITH BARNEY INVESTMENT FUNDS INC.
On behalf of the
Smith Barney Investment Grade Bond Fund (the "Fund")

Supplement dated November 6, 1998 to
Prospectus dated April 30, 1998

	The following revises and supersedes, as applicable, the discussion under "Portfolio Management":

Commencing November 6, 1998 James E. Conroy assumed
responsibility as Portfolio Manager of the Fund.   Mr. Conroy is a
Managing Director of Salomon Smith Barney Inc. and a portfolio manager of SSBC Asset Management.




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